© 2026 Kelly Services, Inc. All rights reserved. May 7, 2026 Q1 2026 Exhibit 99.2

© 2026 Kelly Services, Inc. All rights reserved. 2 Presentation Disclosures

© 2026 Kelly Services, Inc. All rights reserved. 3 Safe Harbor Statement This presentation contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Kelly’s financial expectations, are forward-looking statements. Factors that could cause actual results to differ materially from those contained in this release include, but are not limited to, (i) changing market and economic conditions, (ii) disruption in the labor market and weakened demand for human capital resulting from technological advances, competitive pressures and pricing, loss of large corporate customers and government contractor requirements, (iii) the impact of laws and regulations (including federal, state and international tax laws), (iv) unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, (v) litigation and other legal liabilities (including tax liabilities) in excess of our estimates, (vi) our ability to achieve our business’s anticipated growth strategies, (vii) our future business development, results of operations and financial condition, (viii) damage to our brands, (ix) dependence on third parties for the execution of critical functions, (x) conducting business in foreign countries, including foreign currency fluctuations, (xi) availability of temporary workers with appropriate skills required by customers, (xii) cyberattacks or other breaches of network or information technology security, and (xiii) other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. In some cases, forward-looking statements can be identified by words or phrases such as “may,” “will,” “expect,” “anticipate,” “target,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. All information provided in this presentation is as of the date of this presentation and we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

© 2026 Kelly Services, Inc. All rights reserved. 4 Non-GAAP Measures Management uses adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements. Management believes that the non-GAAP (U.S. Generally Accepted Accounting Principles) information excluding items such as integration, realignment and restructuring charges, transaction costs, executive transition costs and asset impairment charges are useful to understand the Company's fiscal 2026 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

© 2026 Kelly Services, Inc. All rights reserved. 5 Financials

© 2026 Kelly Services, Inc. All rights reserved. First-Quarter 2026 Takeaways 6 Revenue decline in the quarter reflects growth in more resilient markets, offset by discrete impacts in the ETM and SET segments • Revenue down 10.7%, down 3.3%(1) underlying which excludes the discrete impacts of U.S. federal government in the SET segment and three large commercial customers in the ETM segment • Underlying demand improved sequentially in ETM staffing and talent solutions, while SET and Education saw temporary incremental demand pressure Profitability reflects revenue and gross profit pressure, partially offset by notable SG&A decreases • Gross profit rate of 18.9%, down 140 bps primarily from employee-related costs including timing related impacts • SG&A down 11.7% (10.3%(2) adjusted) reflecting significant progress on cost optimization efforts • Q1 adjusted EBITDA margin of 1.5%(2), down 150 bps primarily reflecting lower gross profit Technology modernization supports structural and volume-related expense optimalizations • Technology modernization initiative is on-track to reduce expenses associated with managing disparate and outdated systems and enable more rapid innovation within SET and ultimately across the enterprise o Includes completion of the first major phase in Q4 2025 • Aligning resources with demand as the macroeconomic environment continues to evolve Maintaining our focus on accelerating profitable growth • Further enhancing go-to-market approach across the enterprise to strengthen large account management and expand new customer acquisition • Capitalizing on organic growth drivers across the business and integrating legacy acquisitions to capture revenue and cost synergies Refer to the last slide for footnotes.

© 2026 Kelly Services, Inc. All rights reserved. First-Quarter 2026 Financial Summary 7 Refer to the last slide for footnotes. Results Revenue $1.0B Gross Profit Rate 18.9% (140) bps Loss from Operations ($5.1M) Adjusted Earnings from Operations(2) $4.1M (81.4%) Diluted Loss per Share ($0.17) ($0.33) Adjusted Earnings per Share(2) $0.03 ($0.36) Adjusted EBITDA(2) $15.8M (54.7%) Adjusted EBITDA Margin(2) 1.5% (150) bps Change (10.7%) NM

© 2026 Kelly Services, Inc. All rights reserved. Revenue Trends 8 Refer to the last slide for footnotes. Organic Q1 2025(3) Organic Q2 2025(3) Reported Q3 2025 Reported Q4 2025 Reported Q1 2026 Total 0.2% (3.3%) (9.9%) (11.9%) (10.7%) Excluding discrete impacts (1) 2.7% 1.6% (2.0%) (3.9%) (3.3%) Enterprise Talent Management(4) 0.1% (4.7%) (12.8%) (18.3%) (13.2%) Excluding discrete impacts (1) 3.6% 1.9% (2.1%) (5.3%) (0.4%) Science, Engineering & Technology(4) (7.3%) (9.2%) (9.6%) (11.9%) (11.6%) Excluding discrete impacts (1) (3.9%) (3.1%) (3.4%) (5.3%) (6.0%) Education 6.3% 5.3% 0.9% 1.3% (4.8%)

© 2026 Kelly Services, Inc. All rights reserved. ETM 46% SET 35% EDU 19% 2025 ETM 44% SET 36% EDU 20% 2026 ETM 44% SET 28% EDU 28% 2026 First-Quarter 2026 Revenue and Gross Profit Mix 9 Gross Profit Mix(4)Revenue Mix(4) ETM 46% SET 28% EDU 26% 2025 Refer to the last slide for footnotes.

© 2026 Kelly Services, Inc. All rights reserved. First-Quarter 2026 Gross Profit Rate 10 • GP rate decreased primarily due to an increase in employee-related costs, which includes timing related impacts

© 2026 Kelly Services, Inc. All rights reserved. First-Quarter 2026 SG&A 11 • Expenses in Operations decreased as a result of management’s efforts to drive structural efficiencies and align resource levels with volume • Integration and realignment costs related to the integration of MRP and other prior acquisitions, consolidation of operating segments and aligning processes and technology across the Company decreased as compared to prior year as we continue to execute on initiatives and complete phases of the transition • Other includes transaction costs, which increased due to costs incurred directly related to our controlling shareholder change in Q1 2026 and executive transition costs, which increased due to non-recurring expenses primarily associated with our segment leader changes in 2025 and 2026 $ in millions Refer to the last slide for footnotes.

© 2026 Kelly Services, Inc. All rights reserved. First-Quarter 2026 Liquidity 12 $ in millions • Combined borrowing capacity of $400 million on our U.S. revolving credit ($150 million) and securitization ($250 million) facilities • Borrowings are amounts outstanding on our U.S. credit facilities • Standby letters of credit (“SBLC”) represent amounts outstanding related to workers’ compensation $205 $102 $131 $43 $43 $43 $153 $255 $226 $28 $33 $26 $181 $288 $252 -$300 -$200 -$100 $0 $100 $200 $300 $400 Q1 2025 Q4 2025 Q1 2026 Cash Unused Borrowing Capacity SBLC Borrowings

© 2026 Kelly Services, Inc. All rights reserved. 2026 Outlook 13 Our 2026 Outlook assumes no material change in the macroeconomic or industry dynamics relative to current trends. Through our ongoing focus on growth and efficiency, we are well prepared to navigate the evolving macroeconomic environment and capitalize when demand rebounds. Second Quarter of 2026 • Revenue – expect year-over-year improvement relative to Q1, with overall revenue decline of 7% to 9%, which includes at least 100 bps of improvement on an underlying basis excluding discrete customer impacts • Adjusted EBITDA margin – expect at least 2.5%, representing approximately 100 bps improvement relative to Q1 and significant reduction in year-over-year decline relative to the past two quarters Second Half of the Year – Assuming no new material impacts, expect relative improvement in year-over-year performance each successive quarter for both revenue and adjusted EBITDA margin resulting in modest year-over-year revenue growth and measurable adjusted EBITDA margin expansion.

© 2026 Kelly Services, Inc. All rights reserved. 14 Appendix

© 2026 Kelly Services, Inc. All rights reserved. First-Quarter 2026 Footnotes 15 1) Reflects the combined negative discrete impacts from reduced demand for U.S. federal government contractors in Science, Engineering & Technology ("SET") and from three large private sector customers in Enterprise Talent Management ("ETM"); 2) See Reconciliation of Non-GAAP Measures included in Form 8-K dated May 7, 2026; 3) Organic excludes the 2025 results of Motion Recruitment Partners (“MRP”), which was acquired as of May 31, 2024 and was included in the reported results of operations in SET, from the date of acquisition and a portion in ETM starting in 2025, and the 2025 results of Children's Therapy Center (“CTC”), which was acquired as of November 13, 2024 and was included in the reported results of operations in Education, from the date of acquisition; 4) The Company transferred a subset of government customers from the ETM segment to the SET segment to better align customer relationships with specialized delivery capabilities. The 2025 and 2024 ETM and SET segment information has been recast to conform to the new structure; 5) Integration and realignment costs in Q1 2026 reflect various initiatives aimed at integrating MRP and other prior acquisitions, consolidating operating segments and further aligning processes and technology across the Company, and include IT-related charges of $3.5 million, fees and other costs of $0.9 million and severance of $0.3 million.